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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) July 18, 1997

                           DELTA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                 1-12109              11-3336165
     ----------------------------      -----------          -------------
     (State or other jurisdiction      (Commission          (IRS Employer
           of incorporation)           File Number)           ID Number)

                1000 Woodbury Road, Suite 200, Woodbury, NY 11797
                -------------------------------------------------
             (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (516) 364-8500
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Through a public offering (the "Offering") which closed on July 23, 1997, Delta Financial Corporation ("Delta Financial") issued $150,000,000 aggregate principal amount of its 9 1/2% Senior Notes due 2004 (the "Notes"). Each of the following subsidiaries of Delta Financial jointly and severally guaranteed the Notes (the "Guarantees"): Delta Funding Corporation, DF Special Holdings Corporation, Fidelity Mortgage, Inc. and Fidelity Mortgage (Florida), Inc. (collectively, the "Subsidiary Guarantors").

         On July 18, 1997, Delta Financial and each of the Subsidiary Guarantors entered into an underwriting agreement with the underwriters of the Offering (the "Underwriting Agreement") for the offer and sale of the Notes and the Guarantees. The terms of the Offering, the Notes and the Guarantees are described in the Delta Financial's Prospectus dated July 18, 1997 constituting a part of the Registration Statement (hereinafter described). The Underwriting Agreement is included as Exhibit 1.1 hereto. The Notes and the Guarantees were issued pursuant to an indenture dated July 23, 1997 by and among The Bank of New York, as trustee, Delta Financial and the Subsidiary Guarantors (the "Indenture"). The Indenture is included as Exhibit 4.3 hereto.

         The Notes and the Guarantees were issued pursuant to a Registration Statement on Form S-1, Registration Nos. 333-28643, 333-28643-01, 333-28643-02,
333-28643-03, 333-28643-04, (the "Registration Statement"). The Registration Statement was declared effective on July 18, 1997.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT NO.      DESCRIPTION OF EXHIBIT

                     1.1 Underwriting Agreement dated July 18, 1997 with respect to the offering of the Notes and the Guarantees.

                     4.1           Form of the Note (included in Exhibit 4.3).

                     4.2           Form of the Guarantee (included in Exhibit
                                   4.3).

                     4.3 Indenture dated July 23, 1997 used in connection with the issuance of the Notes and the Guarantees.

                     99.1 News Release disseminated on July 21, 1997 regarding the sale of the Notes.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DELTA FINANCIAL CORPORATION

                                       By: /s/ Richard Blass
                                          --------------------------------------
                                          Richard Blass
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

Dated:  July 28, 1997